UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-27403

Date of Report: November 14, 2006

WHITNEY INFORMATION NETWORK, INC.
(Exact name of registrant as specified in its charter)

COLORADO	84-1475486
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1612 Cape Coral Parkway, Cape Coral, Florida 33904
(Address of principal executive offices)

(239) 542-0643
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Whitney Information Network, Inc. announced today that it has been notified by the Securities and Exchange Commission on the evening of November 14, 2006 that the Commission was conducting a private non-public investigation to determine whether the Company has complied with securities laws in connection with (i) the efficacy or trading success of the Company’s stock market education programs, and, (ii)  the Company’s acquisition of certain other companies.  The Company intends to provide the Commission with any requested information.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release by Whitney Information Network, Inc. dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.
Date: November 20, 2006
/s/Alfred R. Novas
Alfred R. Novas
Chief Financial Official

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release by Whitney Information Network, Inc. dated November 20, 2006